BELINDA     2.25.99                                                                                    H-65380   ETHER 32   RM
-------------------                                                                                    -----------------------
                                                                            COMMON STOCK

                      INCORPORATED UNDER THE LAWS
                       OF THE STATE OF DELAWARE                            PAR VALUE $.01

-------------------                                                                                    -----------------------
      NUMBER                                                                                                    SHARES
                                                           [PHOTO]
C

-------------------                                                                                    -----------------------

                    THIS CERTIFICATE IS TRANSFERABLE IN                   CUSIP 018581 10 8
                       NEW YORK, NY OR BOSTON, MA                SEE REVERSE FOR CERTAIN DEFINITIONS



                                              ALLIANCE DATA SYSTEMS CORPORATION


                    --------------------------------------------------------------------------------
                    THIS CERTIFIES THAT









                    IS THE OWNER OF
                    --------------------------------------------------------------------------------

                                 FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

    [LOGO]          ALLIANCE DATA SYSTEMS CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of
A L L I A N C E     this Certificate properly endorsed. This Certificate and the shares represented
 DATA SYSTEMS       hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation of the Corporation, as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
                         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                         DATED                             COUNTERSIGNED AND REGISTERED:
                                                                  EQUISERVE TRUST COMPANY, N.A.
                                                                                      TRANSFER AGENT
                                                                                       AND REGISTRAR
                                                           BY:



-----------------------  CHIEF EXECUTIVE OFFICER           SECRETARY                                   -----------------------
                             AND PRESIDENT                                       AUTHORIZED SIGNATURE     AMERICAN BANK NOTE
                                                                                                               COMPANY
-----------------------                                                                                -----------------------

                        ALLIANCE DATA SYSTEMS CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHOULD BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common               UNIF GIFT MIN ACT-_____________ Custodian _______________
   TEN ENT - as tenants by the entireties                            (Cust)                  (Minor)
   JT TEN  - as joint tenants with right of                       under Uniform Gifts to Minors
             survivorship and not as tenants                      Act________________________
             in common                                                        (State)

                Additional abbreviations may also be used though not in the above list.



For value received, _______________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
|                                     |
|_____________________________________|__________________________________________________________________


_________________________________________________________________________________________________________


_________________________________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


_________________________________________________________________________________________________________


__________________________________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_________________________________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated_______________________

                                                             X___________________________________________
                                                                             (SIGNATURE)
                                          NOTICE:

                                  THE SIGNATURE(S) TO THIS
                                  ASSIGNMENT MUST CORRE-
                                  SPOND WITH THE NAME(S)
                                  AS WRITTEN UPON THE  --- >
                                  FACE OF THE CERTIFICATE
                                  IN EVERY PARTICULAR
                                  WITHOUT ALTERATION OR
                                  ENLARGEMENT OR ANY
                                  CHANGE WHATEVER.
                                                             X___________________________________________
                                                                             (SIGNATURE)

                                                             ____________________________________________
                                                             |                                          |
                                                             | THE SIGNATURE(S) SHOULD BE GUARANTEED BY |
                                                             | AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,|
                                                             | STOCKBROKERS, SAVINGS AND LOAN ASSOCIA-  |
                                                             | TIONS AND CREDIT UNIONS WITH MEMBERSHIP  |
                                                             | IN AN APPROVED SIGNATURE GUARANTEE MEDAL-|
                                                             | LION PROGRAM), PURSUANT TO S.E.C. RULE   |
                                                             | 17Ad-15.                                 |
                                                             |__________________________________________|
                                                             |                                          |
                                                             | SIGNATURE(S) GUARANTEED BY:              |
                                                             |                                          |
                                                             |                                          |
                                                             |                                          |
                                                             |                                          |
                                                             |                                          |
                                                             |                                          |
                                                             |                                          |
                                                             |                                          |
                                                             |                                          |
                                                             |                                          |
                                                             |__________________________________________|




____________________________________________       ______________________________________________________
|        AMERICAN BANK NOTE COMPANY        |       | PRODUCTION COORDINATOR: BELINDA BECK: 215-764-8619 |
|          55TH AND SANSOM STREET          |       |             PROOF OF FEBRUARY 23, 2000             |
|          PHILADELPHIA, PA 19139          |       |         ALLIANCE DATA SYSTEMS CORPORATION          |
|              (215) 764-8600              |       |                     H 65380 bk                     |
|------------------------------------------|       |----------------------------------------------------|
|     SALES: M. GARRETT: 214-823-2700      |       |         OPERATOR:                      JW          |
|------------------------------------------|       |----------------------------------------------------|
|/ HOME 15 / LIVE JOBS / A / ALLIANCE 65380|       |                        NEW                         |
|__________________________________________|       |____________________________________________________|